COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 11:-        COMMITMENTS AND CONTINGENT LIABILITIES
a.	As of December 31, 2015, the Company was not a party to any legal proceedings.

b.
The Company's research and development efforts have been partially financed through royalty-bearing programs sponsored by the OCS. In return for the OCS's participation, the Company is committed to pay royalties at a rate ranging from 3% to 5% of sales of the products whose research was supported by grants received from the OCS, up to 100% of the amount of such participation received linked to the U.S. dollar. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. As of December 31, 2015, the Company received total grants from the OCS in the amount of $5,545 including LIBOR interest.

The total amount of royalties charged to operations for the years ended December 31, 2015, 2014 and 2013 was approximately $55, $18 and $12, respectively. As of December 31, 2015, the Company's contingent liability for royalties, net of royalties paid or accrued, totaled approximately $1,500. Research and development grants received from the OCS, amounted to $0, $0 and $15 in the years ended December 31, 2015, 2014 and 2013, respectively.

c.
Research and development projects undertaken by the Company were partially financed by the Binational Industrial Research and Development Foundation ("BIRD-F"). The Company is committed to pay royalties to the BIRD-F at a rate of 5% of sales proceeds generating from projects for which the BIRD-F provided funding up to 150% of the sum financed by the BIRD-F.

The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. As of December 31, 2015, the Company's total obligation for royalties, net of royalties paid or accrued, totaled approximately $2,066. Since the Company had stated to BIRD-F that no revenues were generated from the funded projects, BIRD-F agreed that no royalties are due until future revenues, if any, are received. No royalties were charged to operations for the years ended December 31, 2015, 2014 and 2013.

d.	The Company's offices in Netanya, Israel are leased under a non-cancelable operating lease expiring on January 31, 2018. In addition, the Company's motor vehicles are leased under operating leases.

Annual minimum future rental commitments under these leases, at exchange rates in effect on December 31, 2015, are approximately as follows:

2016	$713
2017	577
2018	90
2019	6

$1,386

Lease expense for the years ended December 31, 2015, 2014 and 2013 was $761, $754 and $747, respectively.

e.
Floating charges have been recorded on all of the Company's assets and specific charges have been recorded on certain assets in respect of the Company's liabilities to its banks and other creditors, including its shareholders.

f.
The Company provides bank guarantees to its customers and others in the ordinary course of business. The guarantees which are provided to customers are to secure advances received at the commencement of a project or to secure performance of operational milestones. The total amount of bank guarantees provided to customers and others as of December 31, 2015, is approximately $386.